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                                                              EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 14, 2000, for the year ended December 31, 1999, included in EXACT Sciences Corporation Registration Statement on Form S-1 (No. 333-48812) and to all references to our Firm included in this registration statement.



                                                       /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 30, 2001